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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 15, 1998
                       ---------------------------------
                       (Date of earliest event reported)



                                 Cephalon, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                          0-19119              23-2484489
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission          (IRS Employer
of incorporation or organization)      File Number)          ID No.)


       145 Brandywine Parkway
       West Chester, Pennsylvania                             19380
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(Address of principal executive offices)                     (Zip Code)


                                 (215) 344-0200
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
               ---------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 5.  OTHER EVENTS.
     On September 15, 1998, Cephalon, Inc. (the "Registrant") announced that Cephalon-Chiron B.V. has withdrawn its application to the European Medicines Evaluation Agency (EMEA) seeking clearance to market MYOTROPHIN(R) (mecasermin) Injection in Europe for the treatment of amyotrophic lateral sclerosis (ALS or motor neuron disease).

     On September 18, 1998, the Registrant announced the first findings from preclinical studies of its compound, CEP-701, for the treatment of pancreatic ductal adenocarcinoma (PDAC). The results presented on September 18, 1998 at the Baltic Pancreas Meeting in Germany demonstrate that CEP-701 can significantly decrease tumor growth as well as inhibit tumor cell invasion in PDAC animal models.

     The Registrant hereby attaches both releases as Exhibits 99.1 and 99.2, respectively, which are thereby made a part of this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired: None
             ------------------------------------------

         (b) Pro Forma Financial Information: None
             --------------------------------

         (c) Exhibits: Reference is made to the Exhibit Index annexed hereto and
             --------
made a part hereof.
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                                   SIGNATURES
                                  -----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CEPHALON, INC.



Date:  September 23, 1998           By: /s/ Bruce A. Peacock
       ------------------              ---------------------------------------
                                       Bruce A. Peacock
                                       Executive Vice President and
                                       Chief Operating Officer
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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                                                           PAGE
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99.1 Press Release dated September 15, 1998
99.2 Press Release dated September 18, 1998